SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 14, 2004

TRIPATH IMAGING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22885	56-1995728
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

780 Plantation Drive, Burlington, North Carolina 27215
(Address of principal executive offices and zip code)

(336) 222-9707
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, ProForma Financial Information and Exhibits

(c) Exhibits

99.1	Press release of TriPath Imaging, Inc. dated July 14, 2004, reporting TriPath Imaging’s preliminary financial results for the quarter ended June 30, 2004, furnished pursuant to Item 12.

Item 12. Results of Operations and Financial Condition.

     On July 14, 2004, TriPath Imaging, Inc. issued a press release announcing its preliminary financial results for the quarter ended June 30, 2004. Pursuant to Item 12, a copy of that press release is hereby furnished to the Commission as Exhibit 99.1 to this Current Report on
Form 8-K and is incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2004	TRIPATH IMAGING, INC

	By:	/s/ Stephen P. Hall

Stephen P. Hall
Chief Financial Officer
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of TriPath Imaging, Inc. dated July 14, 2004, reporting TriPath Imaging’s preliminary financial results for the quarter ended June 30, 2004.